                                                                    Exhibit 23.1

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 19, 2003, in the Registration Statement (Form S-1 Amendment No. 1 No. 333-108781) and related Prospectus of Eyetech Pharmaceuticals, Inc. dated October 21, 2003.



                                                /s/ Ernst & Young LLP


Iselin, New Jersey
October 20, 2003